UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
_____________

FORM 8-K
_____________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2013
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Tribute Pharmaceuticals Canada Inc.
(Exact name of registrant as specified in its charter)
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Ontario, Canada	0-31198	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

151 Steeles Avenue East, Milton, Ontario, Canada
(Address of principal executive offices and zip code)

(519) 434-1540
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 27, 2013, Tribute Pharmaceuticals Canada Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Purchasers”) to sell and issue to the Purchasers in reliance on Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, an aggregate of 8,437,500 units (the “Units”) at a purchase price of US $0.40 per Unit, resulting in aggregate gross proceeds to the Company of approximately Cdn $3.6 million (approximately US $3.5 million) (the “Private Placement”).  Use of proceeds from the private placement include the further funding of promotion for existing products such as Cambia®, repayment of indebtedness, working capital and pending business development initiatives.  Each Unit consists of one common share of the Company’s stock and one-half of one Series A common share purchase warrant (a "Series A Warrant") and one-half of one Series B common share purchase warrant (a “Series B Warrant”). Each whole Series A Warrant entitles the holder thereof to acquire one common share of the Company at any time during the period ending 24 months after the date of issuance at a price of US$0.50 per common share. Each whole Series B Warrant entitles the holder thereof to acquire one common share of the Company at a price of US$0.60 per share at any time during the period ending 60 months after the date of issuance.  The terms of the Series B Warrants provide the Company with a right to call the Series B Warrants at a price of US$0.001 per warrant if certain conditions are met including the common shares of the Company trading at a volume weighted average price for 20 out of 30 consecutive trading days at a price which exceeds US$1.20 (subject to adjustment for stock splits, recapitalizations and other corporate transactions) with average daily volume during such period of at least US$30,000.

In connection with the Purchase Agreement, the Company entered into a Registration Rights Agreement with the Purchasers. Pursuant to the Registration Rights Agreement, the Company agreed to file a registration statement with the Securities and Exchange Commission (the “Commission”) within 45 days from closing to register the resale of the Common Shares and shares of common stock issuable upon exercise of the Series A and Series B Warrants (collectively, the “Registrable Securities”).  The Company also agreed to use its best efforts to have the registration statement declared effective as promptly as possible after the filing thereof, but in any event within 120 days from the filing date.  The Company agreed to keep the registration statement continuously effective until the earlier to occur of (i) the date after which all of the Registrable Securities registered thereunder have been sold and (ii) the date on which all of the Registrable Securities covered by the registration statement may be sold without volume restrictions pursuant to Rule 144 under the Securities Act.

In the event (i) the registration statement has not been filed by the agreed upon filing date, (ii) an acceleration request has not been filed within five trading days of the date which the Company is notified that the registration statement will not be reviewed by the Commission staff or is not subject to further review and comment by the Commission staff, (iii) the registration statement has not been declared effective by the required effectiveness date,  (iv) the Company fails to file a pre-effective amendment or otherwise respond to comments on the registration statement within 20 days of receipt of notice of such comments from the Commission, or (v) after the effective date of a registration statement, such registration statement ceases for any reason to remain continuously effective as to all Registrable Securities included in such registration statement, or the Holders are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities, for more than fifteen  (15) consecutive calendar days or more than an aggregate of twenty (20) calendar days (which need not be consecutive calendar days) during any 12-month period (each such event, an “Event”), then the Company has agreed to pay each Purchaser as liquidated damages an amount equal to 1.5% of the purchase price paid by each such Purchaser with respect to any Registrable Securities then held and not registered pursuant to an effective registration statement, per each 30-day period or portion thereof during which the Event remains uncured thereafter.  The maximum liquidated damages payable under the Registration Rights Agreement is limited to 12% of the purchase price paid by any Purchaser.

The foregoing description of the Private Placement does not purport to be complete and is qualified in its entirety by reference to the Form of Securities Purchase Agreement, the Form of Registration Rights Agreement, the Form of Series A/B Warrant, copies of which are attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively, and are incorporated herein by reference. A copy of the press release announcing the Private Placement is attached hereto as Exhibit 99.1.

ITEM 3.02. UNREGISTERED SALE OF EQUITY SECURITIES.

The information contained in Item 1.01 above with respect to the Private Placement of the Units is incorporated by this reference into this Item 3.02.  The securities described in Item 1.01 were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act and Rule 506 promulgated thereunder.  The Securities Purchase Agreement and Registration Rights Agreement executed in connection therewith contain representations to support the Company’s reasonable belief that, among other things, the Purchasers had access to information concerning its operations and financial condition, that the Purchasers acquired the securities for their own account and not with a view to the distribution thereof, and that each Purchaser is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act.  The securities described in Item 1.01 above are deemed to be restricted securities for purposes of the Securities Act and the certificates representing the securities shall bear legends to that effect.  Accordingly, the securities sold in the Private Placement may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

The exhibits listed in the following Exhibit Index are filed as part of this report.

10.1	Form of Securities Purchase Agreement.
10.2	Form of Registration Rights Agreement.
10.3	Form of Series A/B Warrant.
99.1	Press release dated March 4, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tribute Pharmaceuticals Canada Inc.

Date: March 5, 2013	By:	/s/ Scott Langille
Name: Scott Langille
Title: Chief Financial Officer